UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated July 16, 2003
99.2	Text of conference call held July 16, 2003

Item 9. Regulation FD Disclosure (pursuant to “Item 12. Results of Operations and Financial Condition”).

     In accordance with the instructions of SEC Release Nos. 33-8216 and 34-47583, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.” The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

     On July 16, 2003, RadiSys Corporation issued a press release announcing its results for the fiscal quarter ending June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on July 16, 2003, RadiSys Corporation held a conference call discussing its results for the fiscal quarter ending June 30, 2003. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION an Oregon corporation

Date: July 17, 2003	By:	/s/ Julia A. Harper
	Name:	Julia A. Harper
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 16, 2003
99.2	Text of conference call held July 16, 2003